UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21386

Dreyfus Manager Funds I
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal of the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
MidCap Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus MidCap Core Fund covers the 12-month period from April 1, 2011, through March 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stock markets had faltered at the start of the reporting period in the wake of unexpected shocks stemming from political uprisings in the Middle East and natural disasters in Japan. Stock prices suffered to an even greater degree over the summer of 2011, due primarily to the resurgence of a sovereign debt crisis in Europe and an unprecedented downgrade of long-term U.S. debt. Fortunately, better economic news in the fall helped to reverse the downward trend, and improving economic fundamentals during the first quarter of 2012 sparked steep rallies in equity markets, enabling them to post positive total returns for the reporting period overall.

Our economic forecast anticipates that the United States will continue to post better economic data than most of the rest of the developed world. An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices.As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period from April 1, 2011, through March 31, 2012, as provided by Warren Chiang, C. Wesley Boggs, Jocelin Reed, Ronald Gala, and Patrick Slattery, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2012, Dreyfus MidCap Core Fund’s Class A shares produced a total return of –0.60%, Class C shares returned –1.37% and Class I shares returned –0.38%.1,2 In comparison, the fund’s benchmark, the S&P MidCap 400 Index, produced a total return of 1.98% for the same period.3,4 A variety of macroeconomic disappointments weighed on equity markets during much of 2011, but a steep rally over the first quarter of 2012 enabled midcap stocks to post mild gains for the reporting period.The fund produced lower returns than its benchmark.

Effective November 1, 2011, the fund’s name was changed from Dreyfus S&P STARS Opportunities Fund to Dreyfus MidCap Core Fund, and changes to its investment strategy were implemented as described below.

The Fund’s Investment Approach

Until October 31, 2011, the fund’s goal of seeking long-term capital appreciation was implemented by investing at least 80% of its net assets in securities that were ranked at the time of purchase by Standard & Poor’s (S&P) analysts according to the Standard & Poor’s STock Appreciation Ranking System (or STARS). S&P’s research staff analyzed and ranked the stocks of approximately 1,500 issuers.The portfolio managers principally used STARS to identify stocks in the highest two categories (four and five STARS) for purchase.

Effective November 1, to pursue its goal the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap stocks.The fund invests in companies included in the S&P MidCap 400 Index or the Russell Midcap Index at the time of purchase.We apply a systematic, quantitative investment approach designed to identify and exploit pricing inefficiencies among midcap stocks in the U.S. stock mar-ket.We use a proprietary valuation model that identifies and ranks stocks based on a long-term relative valuation model, an Earnings Sustainability

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

model that gauges how well earnings forecasts are likely to reflect changes in future cash flows, and a set of Behavioral Factors including earnings revisions and price action that provide us with information about potential misvaluations of stock. We seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P MidCap 400 Index.The fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Economic Uncertainty Triggered Market Volatility

Investor confidence came under pressure in the spring of 2011 as European financial instability intensified, emerging-markets growth slowed and the U.S. economy struggled. Negative market trends were exacerbated by the downgrading of long-term U.S. government debt by a major credit-rating agency in early August, sparking severe market declines through September. Negative headlines caused investors to flee riskier assets, including midcap stocks, seemingly regardless of each company’s fundamental strengths and weaknesses.

Fortunately, during the fall of 2011 European policymakers took credible steps toward addressing the region’s financial problems, and U.S. economic data showed clear signs of improvement. In addition, corporate earnings generally were stronger than expected, and equity investors saw more attractive valuations in the wake of the downturn. These positive developments lifted stock prices, including those of midcap companies.The rally gathered momentum over the first quarter of 2012 as investors continued to grow more tolerant of risks.

Stock Selections Produced Mixed Results

In 2011’s emotion-driven investment climate, the valuation and behavioral factors we consider proved relatively ineffective in predicting stock price movements, while quality factors produced better results.Weakness was especially pronounced in the information technology sector, where service provider Computer Sciences, online printer VistaPrint and health information company WebMD Health reported lower-than-expected earnings. In the consumer discretionary sector, greeting card company American Greetings lost value after a disappointing earnings report and reducing full year 2012 cash flow projections.

The fund achieved above-average results in the consumer staples sector, where household products maker Church & Dwight and wine producer

Constellation Brands benefited from investors’ preference for traditionally defensive stocks in 2011. Among industrial companies, integrated solid waste services company Waste Connections generated strong earnings, and prison operator Corrections Corp. of America issued better-than-expected guidance and initiated a dividend in early 2012. Finally, in the energy sector investors responded favorably when independent oil-and-gas producer Plains Exploration & Production sold assets in the Gulf of Mexico to pay down debt and fund exploration elsewhere.

Finding Opportunities Created by Volatility

While high levels of market volatility during 2011 were unsettling for many investors, we believe that the turbulent environment created opportunities across many market sectors.The quantitative investment approach we adopted in November 2011 is designed to identify such opportunities, and the fund’s portfolio is well-positioned because of these valuation, behavioral and quality models.

April 16, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
S&P STARS rankings are subjective determinations of S&P analysts and may not accurately assess the investment prospects of a security.The past performance of S&P ranked stocks is not predictive of future fund performance.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
November 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	The fund commenced operations after all of the assets of a predecessor mutual fund were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization on May 1, 2004.
3	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U. S. stock market.
4	“Standard & Poor’s®,” “S&P®,” “S&P MidCap 400®” and “STARS®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard &
Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
MidCap Core Fund on 3/31/02 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
Class A, Class C and Class I shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads.
Effective 11/1/11, Dreyfus S&P STARS Opportunities Fund changed its name to Dreyfus MidCap Core Fund.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/12

	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	–6.31%	–0.14%	5.44%
without sales charge	–0.60%	1.06%	6.07%
Class C shares
with applicable redemption charge †	–2.26%	0.30%	5.37%
without redemption	–1.37%	0.30%	5.37%
Class I shares	–0.38%	1.27%	6.39%
Standard & Poor’s MidCap 400 Index	1.98%	4.78%	7.70%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class C and Class I shares shown in the table include the performance of the predecessor fund prior to April 30, 2004, and are adjusted to reflect the applicable sales loads.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus MidCap Core Fund from October 1, 2011 to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.41	$11.55	$5.99
Ending value (after expenses)	$1,280.60	$1,275.40	$1,281.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.56	$10.23	$5.30
Ending value (after expenses)	$1,018.50	$1,014.85	$1,019.75

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.03% for Class C and 1.05% for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2012

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—17.3%
Aaron’s	58,600	1,517,740
Bob Evans Farms	8,500	320,620
Dillard’s, Cl. A	37,300	2,350,646
GameStop, Cl. A	91,000 [a]	1,987,440
International Speedway, Cl. A	28,200	782,550
ITT Educational Services	33,200 [a,b]	2,195,848
O’Reilly Automotive	25,900 [b]	2,365,965
Penn National Gaming	19,100 [b]	820,918
Scholastic	68,100	2,402,568
Tupperware Brands	3,100	196,850
Valassis Communications	59,300 [b]	1,363,900
Wynn Resorts	16,700	2,085,496
		18,390,541
Consumer Staples—5.8%
Church & Dwight	24,100	1,185,479
Constellation Brands, Cl. A	109,500 [b]	2,583,105
Smithfield Foods	47,500 [b]	1,046,425
Universal	28,300 [a]	1,318,780
		6,133,789
Energy—7.7%
Helix Energy Solutions Group	127,805 [b]	2,274,929
Helmerich & Payne	35,500	1,915,225
HollyFrontier	81,600	2,623,440
Plains Exploration & Production	32,000 [b]	1,364,800
		8,178,394
Financial—17.2%
Alleghany	400[b]	131,640
Apartment Investment & Management, Cl. A	15,500 [c]	409,355
Comerica	43,400	1,404,424
Commonwealth REIT	25,100 [c]	467,362
Discover Financial Services	57,200	1,907,048
Federal Realty Investment Trust	4,600 [c]	445,234

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Huntington Bancshares	422,600	2,725,770
KeyCorp	306,500	2,605,250
Mack-Cali Realty	70,600 [c]	2,034,692
Rayonier	66,350 [c]	2,925,371
Reinsurance Group of America	51,100	3,038,917
Webster Financial	7,900	179,093
		18,274,156
Health Care—14.0%
Agilent Technologies	12,800	569,728
Charles River Laboratories International	20,400 [b]	736,236
Cooper	18,700	1,527,977
Covance	44,500[b]	2,119,535
Coventry Health Care	9,200	327,244
Hill-Rom Holdings	6,300	210,483
Humana	1,900	175,712
ResMed	88,000[b]	2,720,080
Thoratec	46,800[b]	1,577,628
United Therapeutics	9,800 [b]	461,874
Universal Health Services, Cl. B	36,600	1,533,906
Warner Chilcott, Cl. A	123,653 [b]	2,078,607
Watson Pharmaceuticals	11,600 [b]	777,896
		14,816,906
Industrial—14.2%
AECOM Technology	25,600 [b]	572,672
AGCO	49,500[b]	2,336,895
Alaska Air Group	70,200 [b]	2,514,564
Corrections Corp. of America	98,700 [b]	2,695,497
Gardner Denver	12,200	768,844
Landstar System	30,300	1,748,916
Toro	16,400	1,166,204
URS	63,200	2,687,264

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
WABCO Holdings	8,500 [b]	514,080
		15,004,936
Information Technology—12.8%
BMC Software	63,000[b]	2,530,080
Brocade Communications Systems	16,400 [b]	94,300
CA	37,300	1,027,988
Cadence Design Systems	87,600 [b]	1,037,184
Fair Isaac	34,800	1,527,720
Lexmark International, Cl. A	8,200	272,568
Plantronics	69,900	2,814,174
Tech Data	46,300[b]	2,512,238
VistaPrint	46,200[a,b]	1,785,630
		13,601,882
Materials—6.6%
CF Industries Holdings	11,300	2,063,945
Domtar	28,900	2,756,482
Minerals Technologies	32,500	2,125,825
		6,946,252
Utilities—4.3%
Aqua America	51,100	1,139,019
Cleco	62,500	2,478,125
Great Plains Energy	43,900	889,853
		4,506,997
Total Common Stocks
(cost $96,107,673)		105,853,853

Other Investment—.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $402,853)	402,853[d]	402,853

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—5.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,305,155)	6,305,155[d]	6,305,155
Total Investments (cost $102,815,681)	106.2%	112,561,861
Liabilities, Less Cash and Receivables	(6.2%)	(6,523,184)
Net Assets	100.0%	106,038,677

REIT—Real Estate Investment Trust
a Security, or portion thereof, on loan.At March 31, 2012, the value of the fund’s securities on loan was $6,106,955 and the value of the collateral held by the fund was $6,305,155.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	17.3	Materials	6.6
Financial	17.2	Money Market Investments	6.3
Industrial	14.2	Consumer Staples	5.8
Health Care	14.0	Utilities	4.3
Information Technology	12.8
Energy	7.7		106.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,106,955)—Note 1(b):
Unaffiliated issuers		96,107,673	105,853,853
Affiliated issuers		6,708,008	6,708,008
Dividends and securities lending income receivable			102,583
Receivable for shares of Beneficial Interest subscribed			32,535
Prepaid expenses			31,885
			112,728,864
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			106,693
Cash overdraft due to Custodian			26,396
Liability for securities on loan—Note 1(b)			6,305,155
Payable for shares of Beneficial Interest redeemed			125,559
Accrued expenses			126,384
			6,690,187
Net Assets ($)			106,038,677
Composition of Net Assets ($):
Paid-in capital			122,839,676
Accumulated net realized gain (loss) on investments			(26,547,179)
Accumulated net unrealized appreciation
(depreciation) on investments			9,746,180
Net Assets ($)			106,038,677

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	68,812,261	14,774,756	22,451,660
Shares Outstanding	3,157,417	732,573	993,658
Net Asset Value Per Share ($)	21.79	20.17	22.59

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,343,235
Affiliated issuers	502
Income from securities lending—Note 1(b)	83,411
Total Income	1,427,148
Expenses:
Management fee—Note 3(a)	860,079
Shareholder servicing costs—Note 3(c)	617,304
Distribution fees—Note 3(b)	132,902
License fee—Note 3(a)	116,895
Professional fees	59,497
Registration fees	53,423
Prospectus and shareholders’ reports	42,912
Custodian fees—Note 3(c)	13,429
Trustees’ fees and expenses—Note 3(d)	8,473
Loan commitment fees—Note 2	3,106
Interest expense—Note 2	296
Miscellaneous	18,185
Total Expenses	1,926,501
Less—reduction in management fee due to undertaking—Note 3(a)	(271,569)
Less—reduction in fees due to earnings credits—Note 3(c)	(238)
Net Expenses	1,654,694
Investment (Loss)—Net	(227,546)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,692,215
Net unrealized appreciation (depreciation) on investments	(11,396,267)
Net Realized and Unrealized Gain (Loss) on Investments	(3,704,052)
Net (Decrease) in Net Assets Resulting from Operations	(3,931,598)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2012[a]	2011
Operations ($):
Investment (loss)–net	(227,546)	(167,893)
Net realized gain (loss) on investments	7,692,215	47,525,322
Net unrealized appreciation
(depreciation) on investments	(11,396,267)	(12,148,173)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,931,598)	35,209,256
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	—	(20,680)
Net realized gain on investments:
Class A Shares	(6,033,683)	—
Class B Shares	(119,632)	—
Class C Shares	(1,382,083)	—
Class I Shares	(2,391,015)	—
Total Dividends	(9,926,413)	(20,680)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,125,164	8,683,619
Class B Shares	32,994	83
Class C Shares	536,209	556,060
Class I Shares	4,727,841	6,989,677
Dividends reinvested:
Class A Shares	5,699,625	—
Class B Shares	114,144	—
Class C Shares	1,152,996	—
Class I Shares	2,261,973	17,903
Cost of shares redeemed:
Class A Shares	(32,052,699)	(54,126,269)
Class B Shares	(2,788,847)	(2,887,372)
Class C Shares	(5,406,104)	(10,048,116)
Class I Shares	(20,640,690)	(25,350,881)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(37,237,394)	(76,165,296)
Total Increase (Decrease) in Net Assets	(51,095,405)	(40,976,720)
Net Assets ($):
Beginning of Period	157,134,082	198,110,802
End of Period	106,038,677	157,134,082

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	405,912	430,072
Shares issued for dividends reinvested	297,630	—
Shares redeemed	(1,465,563)	(2,674,195)
Net Increase (Decrease) in Shares Outstanding	(762,021)	(2,244,123)
Class Bb
Shares sold	1,718	5
Shares issued for dividends reinvested	6,427	—
Shares redeemed	(136,243)	(151,791)
Net Increase (Decrease) in Shares Outstanding	(128,098)	(151,786)
Class C
Shares sold	26,863	28,714
Shares issued for dividends reinvested	64,848	—
Shares redeemed	(267,584)	(518,782)
Net Increase (Decrease) in Shares Outstanding	(175,873)	(490,068)
Class I
Shares sold	210,774	332,614
Shares issued for dividends reinvested	113,953	808
Shares redeemed	(911,094)	(1,159,098)
Net Increase (Decrease) in Shares Outstanding	(586,367)	(825,676)

a	Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b	During the period ended March 31, 2012, 43,077 Class B shares representing $876,567 were automatically converted to 40,075 Class A shares and during the period ended March 31, 2011, 63,485 Class B shares representing $1,212,290 were automatically converted to 59,824 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	24.09	19.37	14.16	22.09	23.21
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.01)	.01	.00[b]	(.14)
Net realized and unrealized
gain (loss) on investments	(.37)	4.73	5.20	(7.93)	(.43)
Total from Investment Operations	(.40)	4.72	5.21	(7.93)	(.57)
Distributions:
Dividends from net realized
gain on investments	(1.90)	—	—	(.00)[b]	(.55)
Net asset value, end of period	21.79	24.09	19.37	14.16	22.09
Total Return (%)[c]	(.60)	24.37	36.79	(35.89)	(2.79)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47	1.50	1.52	1.42	1.32
Ratio of net expenses
to average net assets	1.30	1.30	1.30	1.34	1.32
Ratio of net investment income
(loss) to average net assets	(.13)	(.05)	.07	.01	(.58)
Portfolio Turnover Rate	99.52	120.15	53.51	61.21	38.78
Net Assets, end of period ($ x 1,000)	68,812	94,423	119,389	118,637	130,865

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	22.63	18.33	13.50	21.23	22.49
Investment Operations:
Investment (loss)—net[a]	(.18)	(.15)	(.11)	(.15)	(.31)
Net realized and unrealized
gain (loss) on investments	(.38)	4.45	4.94	(7.58)	(.40)
Total from Investment Operations	(.56)	4.30	4.83	(7.73)	(.71)
Distributions:
Dividends from net realized
gain on investments	(1.90)	—	—	(.00)[b]	(.55)
Net asset value, end of period	20.17	22.63	18.33	13.50	21.23
Total Return (%)[c]	(1.37)	23.46	35.78	(36.41)	(3.46)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.19	2.25	2.21	2.12	2.05
Ratio of net expenses
to average net assets	2.04	2.05	2.05	2.08	2.05
Ratio of net investment (loss)
to average net assets	(.88)	(.80)	(.67)	(.81)	(1.31)
Portfolio Turnover Rate	99.52	120.15	53.51	61.21	38.78
Net Assets, end of period ($ x 1,000)	14,775	20,555	25,634	34,706	66,835

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

		Year Ended March 31,
Class I Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	24.85	19.94	14.54	22.65	23.75
Investment Operations:
Investment income (loss)—net[b]	.02	.04	.06	.05	(.11)
Net realized and unrealized
gain (loss) on investments	(.38)	4.88	5.34	(8.16)	(.44)
Total from Investment Operations	(.36)	4.92	5.40	(8.11)	(.55)
Distributions:
Dividends from investment income—net	—	(.01)	—	—	—
Dividends from net realized
gain on investments	(1.90)	—	—	(.00)[c]	(.55)
Total Distributions	(1.90)	(.01)	—	(.00)[c]	(.55)
Net asset value, end of period	22.59	24.85	19.94	14.54	22.65
Total Return (%)	(.38)	24.68	37.14	(35.80)	(2.60)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.45	1.32	1.24	1.17
Ratio of net expenses
to average net assets	1.05	1.05	1.05	1.16	1.17
Ratio of net investment income
(loss) to average net assets	.11	.20	.33	.30	(.43)
Portfolio Turnover Rate	99.52	120.15	53.51	61.21	38.78
Net Assets, end of period ($ x 1,000)	22,452	39,260	47,964	52,116	37,414

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus MidCap Core Fund (the “fund”) is the sole series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board ofTrustees held on June 28, 2011, the Board approved, effective November 1, 2011, a proposal to change the name of the fund from “Dreyfus S&P STARS Opportunities Fund” to “Dreyfus MidCap Core Fund”.

Class B shares were subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

         The following is a summary of the inputs used as of March 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	104,068,223	—	—	104,068,223
Equity Securities—
Foreign†	1,785,630	—	—	1,785,630
Mutual Funds	6,708,008	—	—	6,708,008
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2012,The Bank of New York Mellon earned $27,804 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/31/2011	($)	Purchases ($)	Sales ($)	3/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	324,000		38,069,882	37,991,029	402,853.4
Dreyfus
Institutional
Cash
Advantage
Fund†	14,200,817		44,403,846	52,299,508	6,305,155		5.9
Total	14,524,817		82,473,728	90,290,537	6,708,008		6.3

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $25,733,598 and unrealized appreciation $9,601,421. In addition, the fund had $668,822 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s merger with Dreyfus Midcap Stock Fund, capital losses of $25,733,598 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $133,797 of these acquired capital losses expires in fiscal 2015, $3,554,390 expires in fiscal 2016, $17,566,726 expires in fiscal 2017, $3,806,018 expires in fiscal 2018, $489,201 expires in fiscal 2019 and $183,466 of post-enactment long-term losses can be carried forward for an unlimited period.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2012 and March 31, 2011 were as follows: ordinary income $3,791,594 and $20,680 and long-term capital gains $6,134,819 and $0, respectively.

During the period ended March 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, limited partnership adjustments and a taxable over-distribution, the fund increased accumulated undistributed investment income-net by $227,546, increased accumulated net realized gain (loss) on investments by $1,475,531 and decreased paid-in capital by $1,703,077. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2012 was approximately $23,800 with a related weighted average annualized interest rate of 1.25%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until November 1, 2012, so that the total annual fund operating expenses (less fee waivers and/or expense reimbursements) of Class A, C and I shares and had agreed to assume the expenses of Class B so that such expenses of the fund’s Class A, B, C, and I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05%, respectively, of the value of the respective class’ average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $271,569 during the period ended March 31, 2012.

The fund paid a license fee at the annual rate of .15% of the value of the fund’s average daily net assets for the use of certain Standard & Poor’s proprietary tradenames and trademarks. Effective November 1, 2011, the license fee agreement was terminated.

During the period ended March 31, 2012, the Distributor retained $1,892 from commissions earned on sales of the fund’s Class A shares and $3,597 and $552 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2012, Class B and Class C shares were charged $11,513 and $121,389, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2012, Class A, Class B and Class C shares were charged $188,286, $3,838 and $40,463, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2012, the fund was charged $96,949 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2012, the fund was charged $12,073 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $238.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2012, the fund was charged $13,429 pursuant to the custody agreement.

During the period ended March 31, 2012, the fund was charged $6,808 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $63,334, Rule 12b-1 distribution plan fees $9,666, shareholder services plan fees $17,811, custodian fees $5,077, chief compliance officer fees $1,591 and transfer agency per account fees $15,256, which are offset against an expense reimbursement currently in effect in the amount of $6,042.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2012, amounted to $123,473,254 and $170,878,506, respectively.

At March 31, 2012, the cost of investments for federal income tax purposes was $102,960,440 accordingly, accumulated net unrealized appreciation on investments was $9,601,421, consisting of $12,626,590 gross unrealized appreciation and $3,025,169 gross unrealized depreciation.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus MidCap Core Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus MidCap Core Fund (formerly, Dreyfus S&P STARS Opportunities Fund) (one of the series comprising Dreyfus Manager Funds I) as of March 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MidCap Core Fund at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 29, 2012

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 36.96% of the ordinary dividends paid during the fiscal year ended March 31, 2012 as qualifying for the corporate dividends received deduction. For the fiscal year ended March 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,169,064 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns. Also, the fund hereby reports $.7240 per share as a short-term capital gain distribution paid and also reports $1.1710 per share as a long-term capital gain distribution paid on December 5, 2011.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board ofTrustees held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians.The Board also noted that the fund’s total return performance generally ranked in the fourth quartile in the Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and the Board noted that the fund outperformed the benchmark index in three of seven periods shown. Dreyfus representatives discussed with the Board the reasons for underperformance and the steps taken to improve the fund’s performance including the new portfolio management team, which joined the fund in September 2011 and a change in the fund’s investment strategy effective November 2011.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until November 1, 2012, so that the total annual fund operating expenses (less fee waivers and/or expense reimbursements) of Class A, B, C, and I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05, respectively, of the value of the respective class’ average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio managers for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding

Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Ehud Houminer (71)
Board Member (1993)

Principal Occupation During Past 5 Years:

- Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

- Avnet Inc., an electronics distributor, Director (1993-present)

No. of Portfolios for which Board Member Serves: 60

Dr. Martin Peretz (72)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously, Editor-in-Chief, 1974-2010)
- Director of TheStreet.com, a financial information service on the web (1996-present)

No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 74 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 75 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (75 investment companies, comprised of 187 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor. From March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 71 investment companies (comprised of 183 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 2011.

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $96,936 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,000 in 2011 and $6,000 in 2012.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $9,112 in 2011 and $2,925 in 2012.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $226 in 2011 and $51 in 2012.  [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $60,419,333 in 2011 and $29,086,580 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds I

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	May 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)